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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    June 5, 2000
                                                 -------------------------------


                            REEBOK INTERNATIONAL LTD.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




       Massachusetts                      1-9340                04-2678061
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(STATE OR OTHER JURISDICTION            (COMMISSION            (IRS EMPLOYER
     OF INCORPORATION)                  FILE NUMBER)         IDENTIFICATION NO.)



                  1895 J.W. Foster Boulevard, Canton, MA 02021
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER:                   (781) 401-5000
                               -------------------------------------------------



                100 Technology Center Drive, Stoughton, MA 02072
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.   OTHER EVENTS.

         The following is hereby added before the last paragraph of each of the above:

         As of June 5, 2000, the Company and the Rights Agent entered into Amendment No. 5 to the Rights Agreement ("Amendment No. 5"), which amends the Rights Agreement in several respects, as described below.

         First, Amendment No. 5 alters the threshold acquisition percentage for triggering the Rights. Under the Rights Agreement, with certain exceptions, the acquisition by purchase or by tender or exchange offer of a certain percentage of the outstanding shares of the then outstanding shares of Common Stock will trigger the Rights. Amendment No. 5 increases this threshold percentage from 10% to 15%.

         Second, Amendment No. 5 extends the terms of the Rights Agreement by changing the Expiration Date from June 14, 2000 to June 14, 2010.

         Third, Amendment No. 5 permits the Board of Directors to redeem the Rights at any time prior to the earlier of Distribution Date or the Expiration Date. Prior to Amendment No. 5, the Rights Agreement allowed redemption at any time prior to the Expiration Date.

         Finally, Amendment No. 5 implements a TIDE Committee which consists of independent directors who will review and evaluate the Rights Agreement at least every three years to consider whether its maintenance continues to be in the best interests of the Company, its stockholders and any other constituencies of the Company.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS:

     1. Press release issued by Reebok International Ltd. (the "Company") on June 6, 2000.

     2. Amendment No. 5 to the Rights Agreement dated as of June 5, 2000 between the Company and American Stock Transfer & Trust Company, as Rights Agent.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         REEBOK INTERNATIONAL LTD.


Date:  June 6, 2000                      By: /s/ David A. Pace
                                             -----------------------------
                                         Name:  David A. Pace
                                         Title: Vice President, General
                                                Counsel and Clerk


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                                  EXHIBIT INDEX


The following designated exhibits are filed herewith:                                PAGE
                                                                                     ----

1.   Press release issued by Reebok International Ltd. (the "Company") on
     June 6, 2000.                                                                     5

2.   Amendment No. 5 to the Rights Agreement dated as of June 5, 2000 between the Company and American Stock Transfer & Trust Company, as
     Rights Agent.                                                                     7
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